T. Rowe Price Funds

Supplement to the following summary prospectuses, each as dated below (as supplemented)

March 1, 2020

T. Rowe Price Cash Reserves Fund

T. Rowe Price Summit Municipal Money Market Fund

July 1, 2019

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Tax-Exempt Money Fund

October 1, 2019

T. Rowe Price Government Money Fund

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price U.S. Treasury Money Fund

The disclosure that appears after the heading “Interest rates” or “interest rate risks” (as applicable) in the discussion of each fund’s principal risks is modified as follows:

Interest rates A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates.

The following is added as a principal risk in each of the fund’s prospectus:

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

The date of this supplement is May 20, 2020.

G14-041-S 5/20/20